UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:		811-05291

College and University Facility Loan Trust One
(Exact name of registrant as specified in charter)

c/o U.S. Bank One Federal Street Boston, MA			02110
(Address of principal executive offices)			(Zip code)

Diana J. Kenneally U.S. Bank Corporate Trust Services One Federal Street Boston, MA 02110
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(617) 603-6406

Date of fiscal year end:	November 30

Date of reporting period:	December 1, 2004 – November 30, 2005

ITEM 1.  REPORT TO STOCKHOLDERS.

College and University

Facility Loan Trust One

Financial Statements

November 30, 2005

INDEPENDENT AUDITORS’ REPORT

To U.S. Bank, Owner Trustee

of College and University Facility Loan Trust One:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of College and University Facility Loan Trust One (the Trust) as of November 30, 2005, the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.  The financial highlights of the Trust for the year ended November 30, 2001 were audited by other auditors who have ceased operations and whose report, dated January 4, 2002, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2005, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 2 to the financial statements, the Trust is accounting for its investments under the amortized cost method of accounting, adjusted by an allowance for loan loss. In our opinion, accounting principles generally accepted in the United States of America require that the investments be accounted for under the fair value method of accounting. Accounting for the investments under the fair value method of accounting, based on management’s estimate of fair value as described in Note 8, would result in an increase of approximately $9,277,000 and $12,126,000 in the recorded value of the investments and an increase in unrealized appreciation of investments of approximately $9,277,000 and $12,126,000 as of November 30, 2005 and November 30, 2004, respectively.

In our opinion, except for the effect on the 2005 and 2004 financial statements of accounting for investments under the amortized cost method of accounting as discussed in the preceding paragraph, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Trust as of November 30, 2005, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

January 30, 2006

College and University

Facility Loan Trust One

Statement of Assets and Liabilities

November 30,	2005

Assets:

Investments, at amortized cost, net of allowance for loan losses of $660,000 (Notes 1, 2, 6, 7, 8 and 9, and Schedule of Investments)	$36,841,307
Cash	65,953
Interest receivable	568,469
Deferred bond issuance costs (Note 2)	233,143

Total assets	37,708,872

Liabilities:

Bonds payable (Notes 3 and 8)	24,641,184
Interest payable (Note 3)	1,299,822
Accrued expenses and other liabilities	188,624
Distributions payable to Class B certificateholders (Note 5)	697,043

Total liabilities	26,826,673

Net Assets:

Class B certificates, par value $1 - authorized, issued and outstanding - 1,001,643 certificates (Note 5)	1,001,643
Distributions in excess of tax earnings (Notes 2 and 5)	(660,000)
Additional paid-in capital (Note 2)	10,540,556

Total net assets	$10,882,199

Net asset value per Class B certificate (based on 1,001,643 certificates outstanding)	$10.86

The accompanying notes are an integral part of these financial statements.

College and University

Facility Loan Trust One

Statement of Operations

Year ended November 30,	2005

Investment income:
Interest income (Notes 2 and 9)	$5,413,701

Expenses:
Interest expense (Notes 2 and 3)	2,746,479
Servicer fees (Note 4)	23,769
Trustee fees (Note 4)	42,986
Other trust and bond administration expenses (Note 9)	459,412

Total expenses	3,272,646

Net investment income	2,141,055

Reduction in reserve for loan losses (Note 6)	200,000

Net increase in net assets resulting from operations	$2,341,055

The accompanying notes are an integral part of these financial statements.

College and University

Facility Loan Trust One

Statement of Cash Flows

Year ended November 30,	2005

Cash flows from operating activities:
Interest received	$1,989,012
Interest paid	(2,908,460)
Operating expenses paid	(554,840)

Net cash used in operating activities	(1,474,288)

Cash flows from investing activities:
Net decrease in funds held under investment agreements	1,112,186
Principal payments on Loans	7,160,949

Net cash provided by investing activities	8,273,135

Cash flows from financing activities:
Principal repayments on Bonds	(4,091,346)
Distributions to Class B certificateholders	(2,554,649)
Advanced funds repaid to Servicer	(95,442)

Net cash used in financing activities	(6,741,437)

Net increase in cash	57,410

Cash, beginning of year	8,543

Cash, end of year	$65,953

Reconciliation of net increase in net assets resulting from operations to net cash used in operating activities:
Net increase in net assets resulting from operations	$2,341,055
Provision for loan losses	(200,000)
Decrease in interest receivable	75,191
Decrease in accrued expenses and other liabilities	(28,673)
Decrease in Bond interest payable	(215,819)
Amortization of deferred Bond issuance costs	53,838
Amortization of purchase discount on Loans	(3,499,880)

Net cash used in operating activities	$(1,474,288)

The accompanying notes are an integral part of these financial statements.

College and University

Facility Loan Trust One

Statement of Changes in Net Assets

(Note 2(f))

Years ended November 30,	2005	2004

From operations:
Net investment income	$2,141,055	$2,084,808
Reduction in reserve for loan losses	200,000	100,000

Net increase in net assets applicable to Class B certificateholders resulting from operations	2,341,055	2,184,808

Capital certificate transactions:
Distributions to Class B certificateholders (Note 5)	(2,361,227)	(2,184,832)

Net decrease in net assets	(20,172)	(24)

Net assets:
Beginning of year	10,902,371	10,902,395

End of year	$10,882,199	$10,902,371

The accompanying notes are an integral part of these financial statements.

College and University

Facility Loan Trust One

Financial Highlights

(Notes 1 and 5)

Years ended November 30,	2005		2004		2003		2002		2001

Net asset value, beginning of year	$10.88		$10.88		$10.86		$11.11		$11.36

Net investment income	2.14		2.08		1.29		.78		.96

Provision for loan losses	.20		.10		—		—		.16

Distributions to Class B certificateholders	(2.36)		(2.18)		(1.27)		(1.03)		(1.37)

Net asset value, end of year	10.86		$10.88		$10.88		$10.86		$11.11

Total investment return (a)	N/A		N/A		N/A		N/A		N/A

Net assets applicable to Class B certificates, end of year	$10,882,199		$10,902,371		$10,902,395		$10,878,852		$11,132,814

Ratios and Supplemental Data:

Ratio of operating expenses to average net assets applicable to Class B certificates	30.05	%(b)	33.79	%(b)	37.84	%(b)	41.40	%(b)	45.48	%(b)

Ratio of net investment income to average net assets applicable to Class B certificates	19.66%		19.12%		11.93%		7.11%		8.57%

Number of Class B certificates outstanding, end of year	1,001,643		1,001,643		1,001,643		1,001,643		1,001,643

(a)     The Trust’s investments are recorded at amortized cost as discussed in Note 2.  Accordingly, the financial statements do not reflect the market value of such investments.  For this reason, management believes that no meaningful information can be provided regarding “Total Investment Return” and has not included information under that heading.  In addition, as the Trust’s investments are not traded, management believes that no meaningful information can be provided regarding portfolio turnover.

(b)     Excluding interest expense, the ratio of operating expenses to average net assets applicable to Class B certificates was 4.83%. 4.51%, 4.22%, 3.64% and 3.63% in 2005, 2004, 2003, 2002 and 2001, respectively.

The accompanying notes are an integral part of these financial statements.

College and University

Facility Loan Trust One

Notes to Financial Statements

1. Organization and Business

College and University Facility Loan Trust One (the Trust) was formed on September 17, 1987 as a business trust under the laws of the Commonwealth of Massachusetts by a declaration of trust by the Bank of Boston (the Owner Trustee), succeeded by State Street Bank and Trust Company, succeeded by US Bank (successor Owner Trustee), not in its individual capacity but solely as Owner Trustee. The Trust is registered under the Investment Company Act of 1940 (as amended) as a diversified, closed-end, management investment company.

The Trust was formed for the sole purpose of raising funds through the issuance and sale of bonds (the Bonds). The Trust commenced operations on September 29, 1987 (the Closing Date) and issued Bonds in five tranches in the aggregate principal amount of $126,995,000. The Bonds constitute full recourse obligations of the Trust. The collateral securing the Bonds consists primarily of a pool of college and university facility loans (the Loans) to various postsecondary educational institutions and funds held under the indenture (the Indenture) and the investment agreements. The Loans were originated by, or previously assigned to, the United States Department of Education (ED) under the College Housing Loan Program or the Academic Facilities Loan Program. The Loans, which have been assigned to J.P. Morgan Trust Company, National Association, as successor in interest to Bank One Trust Company, NA, formerly The First National Bank of Chicago (the Bond Trustee), are secured by various types of collateral, including mortgages on real estate, general recourse obligations of the borrowers, pledges of securities and pledges of revenues. As of the Closing Date, the Loans had a weighted average stated interest rate of approximately 3.16% and a weighted average remaining term to maturity of approximately 19.4 years. Payments on the Loans are managed by the Bond Trustee in various fund accounts and are invested under investment agreements (see Note 2) as specified in the Indenture.

All payments on the Loans and earnings under the investment agreements and any required transfers from the Expense, Reserve and Liquidity Funds are deposited to the credit of the Revenue Fund held by the Bond Trustee, as defined within, and in accordance with the Indenture. On each bond payment date, amounts on deposit in the Revenue Fund are applied in the following order of priority: to pay amounts due on the Bonds, to pay administrative expenses not previously paid from the Expense Fund, to fund the Expense Fund to the Expense Fund Requirement, to fund the Reserve Fund to the Maximum Reserve Requirement and to fund the Liquidity Fund to the Liquidity Fund Requirement. Any funds remaining in the Revenue Fund on such payment date are paid to the Class B certificateholders, as discussed in Note 5.

On the Closing Date, certificates were issued by the Trust to ED as partial payments for the Loans. In December 1989, ED sold, through a private placement, all of its ownership interest in the Trust.

2. Summary of Significant Accounting Policies

(a)   College and University Facility Loans

The Loans were purchased and recorded at a discount below par. Pursuant to a “no-action letter” that the Trust received from the Securities and Exchange Commission, the Loans, included in investments in the accompanying statement of assets and liabilities, are being accounted for under the amortized cost method of accounting. Under this method, the difference between the cost of each Loan to the Trust and the scheduled principal and interest payments is amortized, assuming no prepayments of principal, and included in the Trust’s income by applying the Loan’s effective interest rate to the amortized cost of that Loan. When a Loan prepays, the remaining discount is recognized as interest income. The remaining balance of the purchase discount on the Loans as of November 30, 2005 was approximately $11,577,000. As a result of prepayments of Loans in the year ended November 30, 2005, additional interest income of approximately $871,000 was recognized.

The Trust’s policy is to discontinue the accrual of interest on Loans for which payment of principal or interest is 180 days or more past due or for other such Loans if management believes the collection of interest and principal is doubtful. When a Loan is placed on nonaccrual status, all previously accrued, but uncollected interest is reversed against the current period’s interest income. Subsequently, interest income is generally recognized when received. Payments are generally applied to interest first, with the balance, if any, applied to principal. At November 30, 2005, no loans have been placed on non-accrual status; however, as discussed in Notes 6 and 9, one loan was removed from non-accrual status. Previously, interest payments received on this loan were recorded as a reduction of the investment’s amortized cost basis given the unlikelihood of collection. Currently, the Trust recognizes interest income on this loan.

Accounting principles generally accepted in the United States of America (GAAP), requires that the Loans be accounted for under the fair value method of accounting. However, management believes that the amortized cost method of accounting best serves the informational needs of the users of the Trust’s financial statements.

(b)   Other Investments

Other investments, which are included in investments in the accompanying statement of assets and liabilities, consist of two unsecured investment agreements issued by the Federal National Mortgage Association bearing fixed rates of interest of 5% and 8%. These investments are carried at amortized cost. These investment agreements terminate on the earlier of December 1, 2014 or the date on which the Bonds are paid-in-full.

GAAP requires that the investments be accounted for under the fair value method of accounting. However, management believes that the amortized cost method of accounting best serves the informational needs of the users of the Trust’s financial statements.

(c)   Federal Income Taxes

It is the Trust’s policy to comply with the requirements applicable to a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its investment company taxable income to its certificateholders each year. Accordingly, no federal or state income tax provision is required.

For tax purposes, the Loans were transferred to the Trust at their face values. Accordingly, the accretion of the purchase discount creates a permanent book-tax difference.

(d) Deferred Bond Issuance Costs

Deferred bond issuance costs are being amortized using the effective interest-rate method, assuming that all mandatory semiannual payments will be made on the term bonds as discussed in Note 3.

(e)   Accounting for Impairment of a Loan and Allowance for Loan Losses

The allowance for loan losses is based on the Trust’s evaluation of the level of the allowance required to reflect the risks in the loan portfolio, based on circumstances and conditions known or anticipated at each reporting date.

The methodology for assessing the appropriateness of the allowance consists of a review of the following three key elements:

(1) a valuation allowance for loans identified as impaired,

(2) a formula-based general allowance for the various loan portfolio classifications, and

(3) an unallocated allowance.

A loan is impaired when, based on current information and events, it is probable that the Trust will be unable to collect all amounts due in accordance with the contractual terms of the loan agreement. Loans identified as impaired are further evaluated to determine the estimated extent of impairment.

The formula-based general allowance is derived primarily from a risk-rating model that grades loans based on general characteristics of credit quality and relative risk. As credit quality for individual loans deteriorates, the risk rating and the allowance allocation percentage increases. The sum of these allocations comprise the Trust’s formula-based general allowance.

In addition to the valuation and formula-based general allowance, there is an unallocated allowance. This element recognizes the estimation risks associated with the valuation and formula-based models. It is further adjusted for qualitative factors including, among others, general economic and business conditions, credit quality trends, and specific industry conditions.

There are inherent uncertainties with respect to the final outcome of loans and as such, actual losses may differ from the amounts reflected in the financial statements.

(f) Presentation of Capital Distributions

Capital distributions are accounted for in accordance with the American Institute of Certified Public Accountants Statement of Position (SOP) 93-2, “Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies.” SOP 93-2 requires the Trust to report distributions that are in excess of tax-basis earnings and profits as a tax return of capital and to present the capital accounts on a basis that approximates the amounts that are available for future distributions on a tax basis.

In accordance with SOP 93-2, the Trust reclassifies certain amounts from distributions in excess of tax earnings to paid-in-capital. The total reclassification was $220,172 as of November 30, 2005. This reclassification has no impact on the net investment income or net assets of the Trust.

The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as net operating losses and the accretion of purchase discount on the Loans. Additionally, the amount deducted for the allowance for loan losses is not currently deductible for tax purposes and creates a temporary deficit reflected as distributions in excess of tax earnings in the accompanying statement of assets and liabilities.

On December 1, 2004 and June 1, 2005, distributions of $0.89 and $1.66 per certificate were declared and paid to certificateholders of record on November 20, 2004 and May 20, 2005, respectively.

The tax character of distributions paid during the year ended November 30, 2005 were as follows:

Distributions paid from:

Ordinary income	$—
Long-term capital gain	—
Return of capital	2,554,649

Total distributions	$2,554,649

As of November 30, 2005, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary loss	$(660,000)
Undistributed long-term gain	—
Unrealized appreciation	—

$(660,000)

The undistributed ordinary loss consists of allowance for loan losses of $660,000 which will reverse in future years causing a reduction in taxable ordinary income.

(g) Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires us to make estimates, judgments and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses, and related disclosure of contingent assets and liabilities at the date of the financial statements and for the period then ended. On an on-going basis, the Trust evaluates the estimates used, including those related to the allowance for loan losses. The Trust bases its estimates on historical experience, current conditions and various other assumptions that the Trust believes to be reasonable under the circumstances. These estimates form the basis for making judgments about the carrying values of assets and liabilities and are not readily apparent from other sources. These estimates are used to assist the Trust in the identification and assessment of the accounting treatment necessary with respect to commitments and contingencies. Actual results may differ from these estimates under different assumptions or conditions.

The allowance for loan losses is a critical accounting policy that requires estimates and assumptions to be made in the preparation of the Trust’s financial statements. The allowance for loan losses is based on the Trust’s evaluation of the level of the allowance required in relation to the estimated loss exposure in the loan portfolio. The allowance for loan losses is a significant estimate and is therefore regularly evaluated for adequacy by taking into consideration factors such as prior loan loss experience, the character and size of the loan portfolio, business and economic conditions and the Trust’s estimation of future losses. The use of different estimates or assumptions could produce different provisions for loan losses. See Note 2(e) for a detailed description of the Trust’s estimation process and methodology related to the allowance for loan losses.

3. Bonds	The Bonds outstanding at November 30, 2005 consist of the following:

	Type	Interest Rate	Stated Maturity	Principal Amount
				(000’s)

	Term	10.55%	December 1, 2014	$24,641

The Bonds are being redeemed, in part, on a pro rata basis by application of mandatory semiannual payments. The redemption price is equal to 100% of the principal amount to be redeemed plus interest accrued to the redemption date. Interest on the Bonds is payable semiannually.

	On December 1, 2005, the Trust made the mandatory redemption of $2,059,503 on the Bonds.

The aggregate scheduled maturities of the Bonds, including the scheduled mandatory redemptions at November 30, 2005, are as follows:

Fiscal Year	Amount
(000’s)

2006	$3,457
2007	3,217
2008	2,785
2009	2,794
2010	2,698
Thereafter	9,690

Total	$24,641

The Bonds are not subject to optional redemption by either the Trust or the bondholders.

In the event the Trust realizes negative cash flows, various reserve funds have been established and maintained such that, on or before such bond payment date, such funds may be used by the Bond Trustee to make any required payments on the Bonds and to pay operating expenses of the Trust.

As required by the Indenture, the scheduled future cash flows for Loans in Default are excluded from the calculation of the Reserve Fund requirement. There are currently no loans in default. The cash flows from the December 1, 2005 Bond Payment Date were sufficient to satisfy the maximum reserve fund requirement of $7,941,550, as required by the Indenture.

4. Administrative Agreements

(a)   Servicer

As compensation for the services provided under the servicing agreement, GMAC Commercial Mortgage receives a servicing fee. This fee is earned on each date of payment for each Loan and is equal to 0.055 of 1% of the outstanding principal balance of such Loan divided by the number of payments of principal and interest in a calendar year. For the year ended November 30, 2005, this fee totaled $21,804. GMAC Commercial Mortgage is reimbursed by the Trust for out-of-pocket expenses incurred in connection with the inspection of buildings and property used as collateral for the loans. For the year ended November 30, 2005, out-of-pocket expenses totaled $1,965.

(b) Trustees

As compensation for services provided, the Owner and Bond Trustees are entitled under the Declaration of Trust and the Indenture to receive the following fees:

•    The Owner Trustee, in its capacities as manager of the Trust and as Owner Trustee, earned fees of $16,456 and $14,810, respectively, for the year ended November 30, 2005. The Owner Trustee was reimbursed $1,723 for out-of-pocket expenses.

•    The Bond Trustee is entitled to an annual fee equal to 0.025 of 1% of the aggregate outstanding principal of the Bonds on the bond payment date immediately preceding the date of payment of such fee. The Bond Trustee is also reimbursed for out-of-pocket expenses in an amount not to exceed 4% of the applicable annual fee. In addition, the Bond Trustee is reimbursed for other agreed-upon related expenses. For the year ended November 30, 2005, total Bond Trustee fees and out-of-pocket expenses amounted to $9,997.

5. Certificates

Holders of each of the Class B certificates receive amounts paid to the Owner Trustee pursuant to the Declaration of Trust on a pro rata basis. On December 2, 2005, a distribution of $697,043 was made to the Class B certificateholders. This payment is reflected as a liability in the accompanying statement of assets and liabilities.

While the Bonds are outstanding, distributions to the Class B certificateholders are made on the second business day in each June and December (the Distribution Date) and, after the Bonds are paid in full, on the first business day of each month. The certificateholders shall each be entitled to one vote per certificate.

6. Allowance for Loan Losses	An analysis of the allowance for loan losses for the year ended November 30, 2005 is summarized as follows:

	Balance, beginning of year	$860,000
	Reduction in reserve for loan losses	200,000
	Charge-offs	—

	Balance, end of year	$660,000

	At November 30, 2005, there were no recorded investments in loans that are considered to be impaired.

Previously, the Trust had deemed one loan to be in default, as defined in the Trust’s indenture. This loan was also considered to be impaired, as based on information available at the time, it seemed probable that the Trust would not collect all amounts due in accordance with the contractual terms of the loan.

Recently, the Trust agreed to a loan modification, more fully discussed in Note 9, which cured the default. As a result of the loan modification and the related payment information currently available, the Trust no longer considers this loan to be impaired; however the loan continues to be included in the Trust’s general allowance for loan losses. See note 2(e) for a discussion of the Trust’s impaired loan and loan loss accounting policies.

7. Loans	Scheduled principal and interest payments on the Loans as of November 30, 2005, excluding payments for Loans in Default, as defined in the Indenture, are as follows:

		Principal	Interest
	Fiscal year	Payments	Payments	Total
		(000’s)	(000’s)	(000’s)

	2006	$3,722	$1,014	$4,736
	2007	3,324	908	4,232
	2008	3,223	806	4,029
	2009	3,252	706	3,958
	2010	2,977	607	3,584
	Thereafter	17,447	2,100	19,547

	Total	$33,945	$6,141	$40,086

Expected payments may differ from contractual payments because borrowers may prepay or default on their obligations. Accordingly, actual principal and interest payments on the Loans may vary significantly from the scheduled payments.

	The following analysis summarizes the stratification of the Loan portfolio by type of collateral and institution as of November 30, 2005.

		Number	Amortized
	Type of Collateral	of Loans	Cost	%
			(000’s)

	Loans secured by a first mortgage	50	$13,228	59.1%

	Loans not secured by a first mortgage	27	9,140	40.9

	Total Loans	77	$22,368	100.0%

	Number	Amortized
Type of Institution	of Loans	Cost	%
		(000’s)
Private	51	$12,447	55.6%
Public	26	9,921	44.4

Total Loans	77	$22,368	100.0%

The ability of a borrower to meet future debt service payments on a Loan will depend on a number of factors relevant to the financial condition of such borrower, including, among others, the size and diversity of the borrower’s sources of revenues; enrollment trends; reputation; management expertise; the availability and restrictions on the use of endowments and other funds; the quality and maintenance costs of the borrower’s facilities and, in the case of some Loans to public institutions which are obligations of a state, the financial condition of the relevant state or other governmental entity and its policies with respect to education. The ability of a borrower to maintain enrollment levels will depend on such factors as tuition costs, geographical location, geographic diversity, quality of the student body, quality of the faculty and diversity of program offerings.

The collateral for Loans that are secured by a mortgage on real estate generally consists of special purpose facilities, such as dormitories, dining halls and gymnasiums, which are integral components of the overall educational setting. As a result, in the event of borrower default on a Loan, the Trust’s ability to realize the outstanding balance of the Loan through the sale of the underlying collateral may be negatively impacted by the special purpose nature and location of such collateral.

8. Fair Value of Financial Instruments

Statement of Financial Accounting Standards No. 107, “Disclosures about Fair Value of Financial Instruments,” allows for the use of a wide range of valuation techniques; therefore, it may be difficult to compare the Trust’s fair value information to public market information or to other fair value information. Accordingly, the fair value information presented below does not purport to represent, and should not be construed to represent, the underlying market value of the Trust’s net assets or the amounts that would result from the sale or settlement of the related financial instruments. Further, as the assumptions inherent in fair value estimates change, the fair value estimates will change.

Current market prices are not available for most of the Trust’s financial instruments since an active market generally does not exist for such instruments. In accordance with the terms of the Indenture, the Trust is required to hold all of the Loans to maturity and to use the cash flows therefrom to retire the Bonds. Accordingly, the Trust has estimated the fair values of its financial instruments using a discounted cash flow methodology. This methodology is similar to the approach used at the formation of the Trust to determine the carrying amounts of these instruments for financial reporting purposes. In applying the methodology, the calculations have been adjusted for the change in the relevant market rates of interest, the estimated duration of the instruments and an internally developed credit risk rating of the instruments. All calculations are based on the scheduled principal and interest payments on the Loans because the prepayment rate on these Loans is not subject to estimate.

The estimated fair value of each category of the Trust’s financial instruments and the related book value presented in the accompanying statement of assets and liabilities as of November 30, 2005 are as follows:

	Amortized
	Cost		Fair Value
	(000’s)		(000’s)

Loans	$21,708	*	$29,319

Investment Agreements:
Revenue Fund	12,533		13,298
Liquidity Fund	2,600		3,501

	$36,841		$46,118

Bonds	$24,641		$30,224

*Net of allowance for loan losses of $660,000.

9. Loan Modification Agreement

Previously, the Trust entered into a loan restructuring agreement with a single post secondary educational institution (the “School”), the terms of which require interest only payments and suspension of the principal and reserve payment obligations under the School’s original loan agreement. The restructuring agreement, dated December 27, 1994, granted the School temporary relief from debt service requirements for a five-year period. Subsequently, the School petitioned for and was granted a three-year extension to the restructuring agreement, which expired in February 2002.

As a result of past due principal payments, the Trust deemed the School’s loan to be in default and placed the loan on non-accrual status, as discussed in Note 2 (a). Furthermore, the Trust considered the loan to be impaired, as discussed in Note 2 (e), and a percentage of the recorded investment of the loan was included in the Trust’s general allowance for loan loss, as discussed in Note 6. During the period of the restructuring agreement, the Trust did not recognize income on interest received from this loan.

Recently, the Trust entered into a loan modification/extension agreement with the School. As a result of the modification, the future principal and interest payments on this loan have been rescheduled. The loan has been removed from non-accrual status and interest income will be recognized on the loan over its remaining life. For the year ended November 30, 2005, the Trust recognized approximately $948,000 of interest income related to this loan. The Trust also incurred legal fees of approximately $78,000 in connection with the loan restructuring. These fees are reported as a component of “Other trust and bond administration expenses” in the Statement of Operations.

COLLEGE AND UNIVERSITY FACILITY LOAN TRUST ONE

SCHEDULE OF INVESTMENTS

November 30, 2005

(Dollar Amounts in Thousands)

Outstanding		Stated		Internal	Amortized
Principal		Interest	Maturity	Rate of	Cost (Notes
Balance	Description	Rate %	Date	Return % (A)	1 and 2)
				(Unaudited)
	COLLEGE AND UNIVERSITY LOANS (58.9%)
	ALABAMA
$8	Birmingham-Southern College	3.00	10/01/2006	12.48	$7
200	Birmingham-Southern College	3.00	10/01/2010	12.47	155
6	Stillman College	3.00	02/01/2007	13.24	5
1,416	University of Alabama	3.00	05/01/2021	12.27	795
199	University of Montevallo	3.00	05/01/2023	12.30	105
	CALIFORNIA
563	Azusa Pacific University	3.00	04/01/2017	12.96	342
1,170	California State University	3.00	11/01/2012	10.57	890
20	Foothill College	3.00	10/01/2006	11.76	18
215	Monterey Peninsula College	3.00	10/01/2018	11.95	129
305	San Diego State University	3.00	11/01/2021	11.93	167
640	San Francisco State University	3.00	11/01/2021	11.93	352
	FLORIDA
45	Florida Atlantic University	3.00	07/01/2006	11.85	41
8	Florida Institute of Technology	3.00	02/01/2006	13.17	8
	HAWAII
135	University of Hawaii at Manoa	3.00	10/01/2006	11.76	124
	ILLINOIS
350	Concordia College	3.00	05/01/2011	12.64	269
	INDIANA
125	Anderson College	3.00	03/01/2010	13.02	99
285	Taylor University	3.00	10/01/2010	12.45	220
1,270	University of Notre Dame	3.00	04/01/2018	12.95	747
	IOWA
645	Drake University	3.00	10/01/2012	12.71	467
	KANSAS
170	Emporia State University	3.00	04/01/2009	12.33	144
21	Kansas Newman College	3.00	04/01/2006	13.10	20
	LOUISIANA
395	Xavier University	3.00	10/01/2017	12.54	233
	MARYLAND
910	Western Maryland College	3.00	11/01/2016	12.44	565
	MASSACHUSETTS
166	Atlantic Union College	3.00	05/01/2023	12.68	84
707	Boston University	3.00	12/31/2022	11.87	378
51	Hampshire College	3.00	11/01/2006	12.43	49
84	Springfield College	3.00	05/01/2011	12.59	64
	MICHIGAN
880	Albion College	3.00	10/01/2015	12.51	563
245	Alma College	3.00	04/01/2010	11.87	199
2,315	Finlandia University	3.00	08/01/2014	12.70	1,238

The accompanying notes are an integral part of this schedule.

Outstanding		Stated		Internal	Amortized
Principal		Interest	Maturity	Rate of	Cost (Notes
Balance	Description	Rate %	Date	Return % (A)	1 and 2)
				(Unaudited)
	MINNESOTA
$950	Augsburg College	3.00	04/01/2016	12.95	$598
415	College of St. Thomas	3.00	04/01/2017	12.95	253
	MISSISSIPPI
100	Jackson State University	3.00	01/01/2007	12.50	90
30	Mississippi Valley State	3.00	07/01/2008	11.89	25
98	Tougaloo College	3.00	06/01/2021	12.44	52
	MISSOURI
223	Missouri Southern State College	3.00	12/01/2008	10.56	191
100	Missouri Western State College	3.00	10/01/2008	11.77	85
	NEBRASKA
83	University of Nebraska	3.00	07/01/2013	10.59	62
	NEW HAMPSHIRE
245	Daniel Webster College	3.00	04/01/2019	12.99	139
232	New England College	3.625	10/01/2013	12.37	166
750	New England College	3.00	04/01/2019	12.96	428
423	Rivier College	3.625	04/01/2014	12.78	298
	NEW JERSEY
87	Fairleigh Dickinson University	3.00	11/01/2020	12.09	49
	NEW YORK
92	Alfred University	3.00	11/01/2007	12.41	80
424	Long Island University	3.00	06/01/2016	12.34	265
869	Sarah Lawrence College	3.00	11/01/2021	12.64	474
	NORTH CAROLINA
80	Montreat-Anderson College	3.00	12/01/2019	12.19	45
140	North Carolina State University	3.00	09/01/2006	8.02	132
1,010	University of North Carolina	3.00	01/01/2018	11.49	637
	OHIO
1,335	Case Western Reserve University	3.00	04/01/2016	10.54	930
520	Kent State University	3.00	12/01/2008	10.55	447
81	Riverside Hospital	3.00	04/01/2007	13.09	77
166	University of Steubenville	3.375	04/01/2012	12.88	123
234	University of Steubenville	3.00	04/01/2017	12.96	142
	PENNSYLVANIA
427	Carnegie - Mellon University	3.00	11/01/2017	10.45	288
460	Harcum Junior College	3.00	11/01/2015	12.44	296
20	Susquehanna University	3.00	11/01/2006	12.44	18
260	Susquehanna University	3.625	11/01/2014	12.32	179
86	Swarthmore College	3.00	11/01/2013	12.30	60
298	Temple University	3.375	11/01/2014	11.99	210

The accompanying notes are an integral part of this schedule.

Outstanding		Stated		Internal	Amortized
Principal		Interest	Maturity	Rate of	Cost (Notes
Balance	Description	Rate %	Date	Return % (A)	1 and 2)
				(Unaudited)
	RHODE ISLAND
$276	Community College of Rhode Island	3.00	04/01/2018	12.10	$170
	SOUTH CAROLINA
12	Benedict College	3.00	11/01/2006	12.42	11
660	College of Charleston	3.00	07/01/2016	12.02	418
563	Morris College	3.00	11/01/2013	12.42	388
	TENNESSEE
86	Bryan College	3.00	02/01/2010	12.68	68
299	Vanderbilt University	3.00	06/30/2009	10.39	253
	TEXAS
413	Jarvis Christian College	3.00	04/01/2019	12.96	237
100	Laredo Junior College	3.00	08/01/2009	11.82	81
123	St. Edward’s University	3.625	04/01/2013	12.80	89
70	Texas College	3.00	04/01/2007	13.09	63
428	Texas Tech University	3.625	03/01/2013	10.80	329
2,795	Texas Tech University	3.375-3.50	03/01/2012	10.83	2,208
	VERMONT
890	Middlebury College	3.00	04/01/2018	12.87	555
55	St. Michael’s College	3.00	04/01/2008	13.06	49
2,093	University of Vermont	3.00	10/01/2019	12.19	1,219
	VIRGINIA
1,255	Old Dominion University	3.00	06/01/2013	11.70	879
	WASHINGTON
40	Western Washington University	3.00	10/01/2007	11.16	35
33,945	Total College and University Loans				22,368

	Allowance for Loan Losses				660

	Net Loans of the Trust				21,708	(B)

	INVESTMENT AGREEMENTS (41.1%)

2,600	FNMA #787 Liquidity Fund	8.00	12/01/2014	8.00	2,600
12,533	FNMA #786 Revenue Fund	5.00	12/01/2014	5.00	12,533
15,133	Total Investment Agreements				15,133
$49,078	Total Investments (100.0%)				$36,841

(A) Represents the rate of return based on the contributed cost and the amortization to maturity.

(B) The tax basis in the Loans is approximately $22,368,000.

The accompanying notes are an integral part of this schedule.

ITEM 2.  CODE OF ETHICS

Not applicable to the registrant.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable to the registrant.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

 (a) Audit Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2005 - $179,000

Fiscal year ended 2004 - $179,000

 (b) Audit-Related Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2005 - $0

Fiscal year ended 2004 - $0

 (c) Tax Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2005 - $0

Fiscal year ended 2004 - $0

 (d) All Other Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2005 - $90,000

•$70,000 in connection with Accountants’ Reports on Applying Agreed-Upon Procedures to comply with the requirements of section 4.8 of the Trust’s Indenture.

•$15,000 in connection with Accountants’ Report on Applying Agreed-Upon Procedures relating to the Trust’s Servicing Agreement.

•$5,000 out-of-pocket expenses

Fiscal year ended 2004 - $89,700

•$70,000 in connection with Accountants’ Reports on Applying Agreed-Upon Procedures to comply with the requirements of section 4.8 of the Trust’s Indenture.

•$15,000 in connection with Accountants’ Report on Applying Agreed-Upon Procedures relating to the Trust’s Servicing Agreement.

•$4,700 out-of-pocket expenses

(e)

(1) Audit Committee Policies regarding Pre-approval of Services.

Not applicable to the registrant.

(2) Percentage of services identified in items 4(b) through 4(d) that were approved by the registrants audit committee pursuant to paragraph  (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Not applicable to the registrant.

(f) Not applicable to the registrant.

(g) Not applicable to the registrant.

(h) Not applicable to the registrant.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable to the registrant.

ITEM 6.  SCHEDULE OF INVESTMENTS

Schedule is included as part of the report to shareholders filed under Item 1.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to the registrant.

ITEM 8.  PORTFOLIO MANAGER OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to the registrant.

ITEM 9.  PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable to the registrant.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable to the registrant.

ITEM 11.  CONTROLS AND PROCEDURES

(a) Not applicable to the registrant.

(b) Not applicable to the registrant.

ITEM 12.  EXHIBITS

The following exhibits are attached to this Form N-CSR:

(a)

(1) Code of ethics or amendments: not applicable to the registrant.

(2) Certification by the registrant’s Owner Trustee, as required by Rule 30a-2(a) under the Investment Company Act of 1940,       is attached.

(3) Annual Compliance Statement of the Servicer, GMAC Commercial Mortgage Corporation, is attached.

(4) Attestation Report of Independent Accountants, PricewaterhouseCoopers, LLP, is attached.

(5) GMAC reports pursuant to section 1301, 1302, 1303, 1304, 1306 and 1307 of the Servicer Agreement.

(b) Certification by the registrant’s Owner Trustee, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	College and University Facility Loan Trust One

By (Signature and Title)	/s/ James Byrnes, Vice President

Date	February 24, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ James Byrnes, Vice President

Date	February 24, 2006